================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 16, 2005

                            PAYLESS SHOESOURCE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                      1-14770                 43-1813160
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)       IRS Employer
         incorporation)                                      Identification No.)

                           3231 Southeast Sixth Avenue
                            Topeka, Kansas 66607-2207
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (785) 233-5171

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

        On July 18, 2005, in connection with the employment of Mathew E. Rubel as Chief Executive Officer and President, the Company granted Mr. Rubel an option on 720,000 shares of the Company's Common Stock at $20.93 per share (the average of the high and low price on the date of grant) and 214,250 shares of restricted stock. The option vests as follows: 120,000 shares on the first and fourth anniversary of the grant, 240,000 shares on the second and third anniversary of the grant.

        The grants required by Mr. Rubel's employment agreement are exempt from registration under Section 4(2) of the Securities Act of 1933 and the rules and regulations promulgated thereunder, as transactions by an issuer not involving any public offering or alternatively, registration of such shares was not required because their issuance did not involve a "sale" under Section 2(3) of the Securities Act of 1933.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS APPOINTMENT OF PRINCIPAL OFFICERS.

        Effective July 16, 2005, Steven J. Douglass resigned as Chairman of the Board, Chief Executive Officer and a Director. Effective July 18, 2005, Matthew
E. Rubel was elected as Chief Executive Officer and President. Mr. Rubel was also elected to the Board of Directors and will fill the Board seat vacated by Mr. Douglass with a term to expire in 2008. On July 18, 2005, Mr. Howard R. Fricke was elected as non-executive Chairman of the Board. The non-executive Chairman of the Board is elected annually at the Board meeting immediately following the Annual Meeting of Shareowners. The full text of the Company's July 18, 2005, press release attached hereto as Exhibit 99.1 is incorporated by reference herein.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)            Exhibits.

EXHIBIT #      DESCIPTION
---------      ---------------------------------
99.1           Press Release dated July 18, 2005

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PAYLESS SHOESOURCE, INC.

Date: July 18, 2005                                  By: /s/ Ullrich E. Porzig
                                                         ----------------------
                                                         Ullrich E. Porzig
                                                         Senior Vice President
                                                         Chief Financial Officer
                                                         and Treasurer

EXHIBIT INDEX

EXHIBIT        DESCRIPTIONS
-------        ---------------------------------
99.1           Press Release dated July 18, 2005

                                        5